As filed with the Securities and Exchange Commission on October 12, 1999
                                                     Registration No.  333-60577

================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                 _____________
                        POST-EFFECTIVE AMENDMENT NO. 1
                                      To
                                   Form S-3
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933

                                 _____________

                               VISIO CORPORATION
             (Exact name of registrant as specified in its charter)

               Washington                                   91-1448389
(State or other jurisdiction of incorporation   (I.R.S. Employer Identification
            or organization)                                  Number)


                              2211 Elliott Avenue
                        Seattle, Washington 98121-1691
                                (206) 956-6000
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                Jeremy A. Jaech
                     President and Chief Executive Officer
                               Visio Corporation
                              2211 Elliott Avenue
                        Seattle, Washington  98121-1691
                                 (206) 956-6000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                 _____________

                Copies of all communications should be sent to:
                                Scott L. Gelband
                                Perkins Coie LLP
                        1201 Third Avenue, 40/th/ Floor
                        Seattle, Washington  98101-3099
                                 (206) 583-8888

                                 _____________

       Approximate date of commencement of proposed sale to the public:
    This post-effective amendment deregisters those shares of common stock that remain unsold hereunder as of the date hereof

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.[_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.[X]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[_] _____________

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[_] __________

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.[_]
================================================================================

                         DEREGISTRATION OF SECURITIES

     On August 4, 1998, Visio Corporation filed a registration statement on Form S-3 (No. 333-60577) (the "Form S-3") which registered 451,477 shares of its common stock for resale from time to time. The Form S-3 was declared effective by the Commission on September 16, 1998.

     This Post-Effective Amendment No. 1 to the Form S-3 deregisters all of the 321,266 shares of common stock that remain unsold hereunder as of the date hereof.

           [The remainder of this page is intentionally left blank.]

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington on October 11, 1999.

                                     VISIO CORPORATION

                                     By:   /s/ Jeremy A. Jaech
                                          --------------------------------------
                                           Jeremy A. Jaech
                                           President and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

            Signature                             Title                                Date
            ---------                             -----                                ----
     /s/ Jeremy A. Jaech           President, Chief Executive Officer and         October 11, 1999
-------------------------------
        Jeremy A. Jaech            Chairman of the Board
                                   (Principal Executive Officer)



     *Steve M. Gordon              Chief Financial Officer and                    October 11, 1999
-------------------------------
     Steve M. Gordon               Senior Vice President, Finance and
                                   Administration (Principal Financial and
                                   Accounting Officer)


    *Theodore C. Johnson           Executive Vice President, Chief Technical      October 11, 1999
-------------------------------
    Theodore C. Johnson            Officer and Director



       *Tom A. Alberg                                  Director                   October 11, 1999
-------------------------------
       Tom A. Alberg


      *Thomas H. Byers                                 Director                   October 11, 1999
-------------------------------
      Thomas H. Byers


      *John R. Johnston                                Director                   October 11, 1999
-------------------------------
      John R. Johnston


    *Douglas J. Mackenzie                              Director                   October 11, 1999
-------------------------------
    Douglas J. Mackenzie



-------------------------------                        Director
       Robert McDowell


         *Scott Oki                                    Director                   October 11, 1999
-------------------------------
         Scott Oki


*By:    /s/ Jeremy A. Jaech                                                       October 11, 1999
-------------------------------
        Jeremy A. Jaech
        Attorney-in-Fact